Exhibit 31.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Market Central, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2003February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terrence J. Leifheit President and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Terrence J. Leifheit
-----------------------------
Terrence J. Leifheit
President and Chief Executive Officer
January 15, 2004



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